SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 11, 2003

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, Suite 3900, Philadelphia, Pennsylvania 19102-2112

(Address of principal executive offices) (Zip Code)

(215) 448-1400

(Registrant’s telephone number)

TABLE OF CONTENTS

SIGNATURES
Press Release

All of the information in this Form 8-K, including the exhibit, is being furnished pursuant to Item 12 of Form 8-K. In accordance with General Instruction B.6 to Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if Lincoln National Corporation specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act. Moreover, the information in this Form 8-K, including the exhibit, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit
Number	Description

99.1	Lincoln Financial Group press release announcing Lincoln National Corporation‘s 2002 4th quarter and annual earnings.

Item 12. Results of Operations and Financial Condition.

      On February 11, 2003, Lincoln Financial Group issued a press release announcing Lincoln National Corporation’s 2002 4th quarter and annual earnings. A copy of such press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION
By	/S/ RICHARD C. VAUGHAN
Name:	Richard C. Vaughan
Title:	Executive Vice President
Chief Financial Officer

Date: February 11, 2003